                                                                   EXHIBIT 10.15


                   THE TRANSFER OF THIS WARRANT IS SUBJECT TO
                   RESTRICTIONS CONTAINED HEREIN. THIS WARRANT
                      HAS BEEN ISSUED IN RELIANCE UPON THE
                  REPRESENTATION OF THE HOLDER THAT IT HAS BEEN
                  ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH
                 A VIEW TOWARD THE RESALE OR OTHER DISTRIBUTION
                  THEREOF. NEITHER THIS WARRANT NOR THE SHARES
                   ISSUABLE UPON THE EXERCISE OF THIS WARRANT
                    HAVE BEEN REGISTERED UNDER THE SECURITIES
                    ACT OF 1933 OR ANY STATE SECURITIES LAWS.


                                      IRORI

                          Common Stock Purchase Warrant


To Subscribe for and Purchase                                      July 18, 1995
150,000 Shares of Common Stock
of Irori


        THIS CERTIFIES that, for value received, Enterprise Partners III, L.P., or its registered assigns (the "Holder"), is entitled to subscribe for and purchase from Irori, a California corporation (hereinafter called the "Corporation"), up to 150,000 shares (subject to adjustment as hereinafter provided) of fully paid and non-assessable Common Stock of the Corporation (the "Common Stock"), subject to the provisions and upon the terms and conditions hereinafter set forth at the price of $0.01 per share (such price as from time to time to be adjusted as provided herein is called the "Warrant Price"), at or prior to the earlier of (i) 5:00 p.m. Pacific time on July 17, 2000, or (ii) the effective date of the registration statement for the Corporation's initial public offering of equity securities (the "Exercise Period"). This Warrant and any Warrant subsequently issued upon exchange or transfer hereof are hereinafter collectively called the "Warrant."

        Section 1. Exercise of Warrant. The rights represented by this Warrant may be exercised by the Holder, in whole or in part (but not as to fractional shares) at any time or from time to time during the Exercise Period by the completion of the purchase form attached hereto and by the surrender of this Warrant (properly endorsed) at the office of the Corporation as it may designate by notice in writing to the Holder hereof at the address of the Holder appearing on the books of the Corporation, and by payment to the Corporation of the Warrant Price in cash or by certified or official bank check, for each share being purchased. (In addition, see Section 2 below for net issuance provisions.) In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder, or its nominee or other party designated in the purchase form by the

Holder hereof, shall be delivered to the Holder within thirty (30) business days after the date in which the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired or has been exercised in full, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Warrant Price, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Warrant and no payment or adjustment shall be made upon any exercise on account of any cash dividends on the Common Stock issued upon such exercise. If any fractional interest in a share of Common Stock would, except for the provision of this Section 1, be delivered upon such exercise, the Corporation, in lieu of delivery of a fractional share thereof, shall pay to the Holder an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation (the "Board").

        Section 2. Net Issuance.

               (a) Right to Convert. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section 2 at any time or from time to time during the Exercise Period. Upon exercise of the Conversion Right with respect to a particular number of shares subject to the Warrant (the "Converted Warrant Shares"), the Corporation shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock computed using the following formula:


        X = Y (A - B)
            ---------
            A


        Where  X = the number of shares of Common Stock to be delivered to the holder

               Y = the number of Converted Warrant Shares

               A = the fair market value of one share of the Corporation's
                   Common Stock on the Conversion Date (as defined below)

               B = the per share exercise price of the Warrant (as adjusted to the Conversion Date)

The Conversion Right may only be exercised with respect to a whole number of shares subject to the Warrant. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Corporation shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as defined below). Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of the Warrant.

              (b) Method of Exercise. The Conversion Right may be exercised by the Holder by the surrender of the Warrant at the principal office of the Corporation together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the total number of shares under the Warrant that the Holder is exercising through the Conversion Right. Such conversion shall be effective upon receipt by the Corporation of the Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to the Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder promptly following the Conversion Date.

              (c) Determination of Fair Market Value. For purposes of this
Section 2, fair market value of a share of Common Stock on the Conversion Date shall mean:

                      (i) If traded on a stock exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing selling prices of the Common Stock on the stock exchange determined by the Board to be the primary market for the Common Stock over the ten (10) trading day period (or such shorter period immediately following the closing of an initial public offering) ending on the date prior to the Conversion Date, as such prices are officially quoted in the composite tape of transactions on such exchange;

                      (ii) If traded over-the-counter, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices (or, if such information is available, the closing selling prices) of the Common Stock over the ten (10) trading day period (or such shorter period immediately following the closing of an initial public offering) ending on the date prior to the Conversion Date, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system; and

                      (iii) If there is no public market for the Common Stock, then the fair market value shall be determined by mutual agreement of the holder of the Warrant and the Corporation, and if the holder and the Corporation are unable to so agree, by an investment banker of national reputation selected by the Corporation and reasonably acceptable to the holder of the Warrant.

        Section 3. Stock Splits, Consolidation, Merger and Sale. In the event that before the issuance of the shares of Common Stock into which this Warrant may be exercised the outstanding shares of Common Stock shall be split, combined or consolidated, by dividend, reclassification or otherwise, into a greater or lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation and the number of shares purchasable under this Warrant shall, concurrently with the effectiveness of such combination or consolidation, be proportionately adjusted. If there shall be effected any consolidation or merger of the Corporation with another corporation, or a sale of all or substantially all of the Corporation's assets to another corporation, and if the holders of Common Stock shall be entitled pursuant to the terms of any such transaction to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder of this Warrant shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of such Warrant, such shares of stock, securities or assets as may be issuable or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

              (a) Stock to Be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Corporation shall from time to time in accordance with applicable law increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit exercise of this Warrant. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which shares of capital stock of the Corporation may be listed.

              (b) Issue Tax. The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holders of this Warrant for any issuance tax in respect thereof provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of this Warrant.

              (c) Closing of Books. The Corporation will at no time close its transfer books against the transfer of the shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

        Section 4. Notices of Record Dates. In the event of:

              (a) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than cash dividends out of earned surplus), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

              (b) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation or any transfer of all or substantially all the assets of the Corporation to or consolidation or merger of the Corporation with or into any other corporation, or

              (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

then and in each such event the Corporation will give notice to the Holder of this Warrant specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least ten (10) days and not more than ninety (90) days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") or to a favorable vote of stockholders, if either is required.

        Section 5. No Stockholder Rights or Liabilities. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Corporation. No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no mere enumeration hereon of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Warrant Price or as a stockholder of the Corporation, whether such liability is asserted by the Corporation or by creditors of the Corporation.

        Section 6. Representations of Holder. By acceptance of this Warrant, the Holder hereby represents and acknowledges to the Corporation that:

              (a) this Warrant, the Common Stock issuable upon exercise of this Warrant and any securities issued with respect to any of them by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation or other reorganization will be "restricted securities" as such term is used in the rules and regulations under the Securities Act and that such securities have not been and will not be registered under the Securities Act or any state securities law, and that such securities must be held indefinitely unless registration is effected or transfer can be made pursuant to appropriate exemptions;

              (b) the Holder has read, and fully understands, the terms of this Warrant set forth on its face and the attachments hereto, including the restrictions on transfer contained herein;

              (c) the Holder has either a pre-existing personal or business relationship with the Corporation or one of its officers, directors or controlling persons;

              (d) the Holder is purchasing for investment for its own account and not with a view to or for sale in connection with any distribution of this Warrant or the Common Stock of the Corporation issuable upon exercise of this Warrant and it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent Holder from transferring such securities in compliance with the terms of this Warrant and the applicable federal and state securities laws;

              (e) the Holder is an "accredited investor" within the meaning of paragraph (a) of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission and an "excluded purchaser" within the meaning of Section 25102(f) of the California Corporate Securities Law of 1968; and

              (f) the Corporation may affix the following legend (in addition to any other legend(s), if any, required by applicable state corporate and/or securities laws) to certificates for shares of Common Stock (or other securities) issued upon exercise of this Warrant ("Warrant Shares"):

              "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

        Section 7. Notice of Proposed Transfers. The Holder of this Warrant, by acceptance hereof, agrees to comply in all respects with the provisions of this
Section 7. Prior to any proposed transfer of this Warrant or any Warrant Shares, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder of such securities shall give written notice to the Corporation of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144) by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Corporation addressed to the Corporation and reasonably satisfactory in form and substance to the Corporation's counsel, to the effect that the proposed transfer of the Warrant and/or Warrant Shares may be effected without registration under the Securities Act, or (ii) a "no action" letter from the U.S. Securities and Exchange Commission (the "Commission") to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that enforcement action be taken with respect thereto, whereupon the Holder of such securities shall be entitled to transfer such securities in accordance with the terms of the notice delivered by the Holder to the Corporation. Each new certificate evidencing the Warrant and/or Warrant Shares so transferred shall bear the appropriate restrictive legends set forth in
Section 6(f) above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for the Corporation, such legend is not required in order to establish or assist in compliance with any provisions of the Securities Act or any applicable state securities laws.

        Section 8. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

        Section 9. Presentment. Prior to due presentment of this Warrant together with a completed assignment form attached hereto for registration of transfer, the Corporation may deem and treat the Holder as the absolute owner of the Warrant, notwithstanding any notation of ownership or other writing thereon, for the purpose of any exercise thereof and for all other purposes, and the Corporation shall not be affected by any notice to the contrary.

        Section 10. Notice. Notice or demand pursuant to this Warrant shall be sufficiently given or made, if sent by first-class mail, postage prepaid, addressed, if to the Holder of this Warrant, to the Holder at its last known address as it shall appear in the records of the Corporation, and if to the Corporation, at 11588 Sorrento Valley Road, Suite 16, San Diego, California 92121, Attention: Secretary. The Corporation may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section 10 for the giving of notice.

        Section 11. Governing Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of California without regard to principles of conflicts of laws.

        Section 12. Successors, Assigns. Subject to the restrictions on transfer by Holder set forth in Section 7 hereof, all the terms and provisions of the Warrant shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

        Section 13. Amendment. This Warrant may be modified, amended or terminated by a writing signed by the Corporation and the Holder.

        Section 14. Severability. Should any part but not the whole of this Warrant for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Warrant had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Warrant without including therein any such part which may, for any reason, be hereafter declared invalid.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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        IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed and delivered on and as of the day and year first above written by one of its officers thereunto duly authorized.

                                        IRORI, a California corporation


Dated: July 18, 1995                    By: /s/ Michael P. Nova
                                            -----------------------------------
                                                Michael P. Nova
                                        Title: President
                                               --------------------------------


        The undersigned Holder agrees and accepts this Warrant and acknowledges that it has read and confirms each of the representations contained in Section 6.


                                        ENTERPRISE PARTNERS III, L.P.


                                        By:
                                            -----------------------------------

                                        Its:

                                             ----------------------------------

                                        Address:
                                                 ------------------------------

                                                 ------------------------------

                                                 ------------------------------


               [SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT]

                                  PURCHASE FORM


(To be executed by the Warrant Holder if he desires to exercise the Warrant in whole or in part)

To: IRORI


        The undersigned, whose Social Security or other identifying number is ______________ , hereby irrevocably elects the right of purchase represented by the within Warrant for, and to purchase thereunder, _________________________________shares of Common Stock provided for therein and tenders payment herewith to the order of

                                      IRORI
                                in the amount of


                              $___________________


The undersigned requests that certificates for such shares be issued as follows:

Name: __________________________________________________________________________

Address: _______________________________________________________________________

Deliver to: ____________________________________________________________________

Address: _______________________________________________________________________

and, if said number of shares shall not be all the shares purchasable hereunder, that a new Warrant for the balance remaining of the shares purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below

                                   Address: ____________________________________


Dated: ___________, 199__



                                        Signature ______________________________
                                        (Signature must conform in all respects
                                        to the name of the Warrant Holder as
                                        specified on the face of the Warrant,
                                        without alteration, enlargement or any
                                        change whatsoever)

                                   ASSIGNMENT


(To be executed by the Warrant Holder if he desires to effect a transfer of the Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________ - whose Social
Security or other identification number is ________________ residing/located] at ___________________ the attached Warrant, and appoints _________________________
residing at
________________________________________________________________________________

________________________________________________________________________________
the undersigned's attorney-in-fact to transfer said Warrant on the books of the Corporation, with full power of substitution in the premises.


Dated: ____________, 199__.

In the presence of:


____________________________            ________________________________________
                                        (Signature must conform in all respects
                                        to the name of the Warrant Holder as
                                        specified on the face of the Warrant,
                                        without alteration, enlargement or any
                                        change whatsoever).